Goodwill	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Goodwill
14.	Goodwill

Million US dollar	31 December 2019	31 December 2018
Acquisition cost
Balance at end of previous year	133 316	140 980
Effect of movements in foreign exchange	53	(7 541)
Disposals through the sale of subsidiaries	(22)	(652)
Acquisitions through business combinations	682	107
Hyperinflation monetary adjustments	171	435
Reclassified as held for sale	(6 081)	(13)
Balance at end of the period	128 119	133 316
Impairment losses
Balance at end of previous year	(5)	(40)
Impairment losses	—	—
Disposals through the sale of subsidiaries	—	35
Balance at end of the period	(5)	(5)
Carrying amount
at 31 December 2018	133 311	133 311
at 31 December 2019	128 114
As a result of the agreement to divest CUB to Asahi, the company reclassified 6 081m US dollar goodwill to assets held for sale – see Note
22
Assets classified as held for sale, liabilities associated with assets held for sale and discontinued operations
.

In 2019, AB InBev recognized goodwill on acquisitions of subsidiaries of 682m US dollar (2018: 107m US dollar) – see also Note 6
Acquisitions and disposals of subsidiaries
.
Effective 1
st
of January 2019 AB InBev adopted a new organizational structure resulting in a change in cash-generating units. Furthermore, following the closing in 2019 of a new bottling agreement with the Coca-Cola Group in Honduras and El Salvador and changes in the operating model of the soft drinks business acquired through the SAB combination, the company re-allocated
3.0 Bio US dollar goodwill to the Rest of Middle Americas CGU and reduced the amount of goodwill previously allocated to the South Africa and Rest of Africa CGUs by 2.2 billion US dollar and 0.8 billion US dollar, respectively.
On 30 March 2018, AB InBev completed the 50:50 merger of AB InBev’s and Anadolu Efes’ existing Russia and Ukraine businesses. Following this merger, the company derecognized its Russian and Ukrainian net assets including goodwill (see Note 6
Acquisitions and disposals of subsidiaries
).
The carrying amount of goodwill was allocated to the different cash-generating units as follows:

Million US dollar Cash-generating unit	2019	2018 1
United States	33 451	33 288
Rest of North America	1 984	1 891
Mexico	13 175	12 614
Colombia	18 647	18 796
Rest of Middle Americas	25 257	21 969
Brazil	4 539	4 715
Rest of South America	1 101	1 139
Europe	2 277	2 222
South Africa	13 500	15 910
Rest of Africa	6 691	7 701
China	3 095	2 758
Rest of Asia Pacific 2	4 397	10 308
Total carrying amount of goodwill	128 114	133 311
A significant portion of the goodwill was recorded in connection with the 2016 combination with SAB.
AB InBev completed its annual impairment test for goodwill and concluded that, based on the assumptions described below, no impairment charge was warranted
.
The company cannot predict whether an event that triggers impairment will occur, when it will occur or how it will affect the value of the asset reported. Goodwill impairment testing relies on a number of critical judgments, estimates and assumptions. AB InBev believes that all of its estimates are reasonable: they are consistent with the company’s internal reporting and reflect management’s best estimates. However, inherent uncertainties exist that management may not be able to control. If the company’s current assumptions and estimates, including projected revenues growth rates, competitive and consumer trends, weighted average cost of capital, terminal growth rates, and other market factors, are not met, or if valuation factors outside of the company’s control change unfavorably, the estimated fair value of goodwill could be adversely affected, leading to a potential impairment in the future.
During its valuation, the company ran sensitivity analysis for key assumptions including the weighted average cost of capital and the terminal growth rate, in particular for the valuations of Colombia, Rest of Middle Americas and South Africa cash-generating units that show the highest invested capital to EBITDA multiple. While a change in the estimates used could have a material impact on the calculation of the fair values and trigger an impairment charge, the company, based on the sensitivity analysis performed is not aware of any reasonably possible change in a key assumption used that would cause a cash-generating unit’s carrying amount to exceed its recoverable amount.
Goodwill, which accounted for approximately 54% of AB InBev total assets as at 31 December 2019, is tested for impairment at the cash-generating unit level (that is one level below the operating segments). The cash-generating unit level is the lowest level at which goodwill is monitored for internal management purposes. Except in cases where the initial allocation of goodwill has not been concluded by the end of the initial reporting period following the business combination, goodwill is allocated as from the acquisition date to each of AB InBev’s cash-generating units that are expected to benefit from the synergies of the combination whenever a business combination occurs.
AB InBev’s impairment testing methodology is in accordance with IAS 36, in which fair-value-less-cost-to-sell
and value in use approaches are taken into consideration. This consists in applying a discounted free cash flow approach based on acquisition valuation models for the cash-generating units showing an invested capital to EBITDA multiple above 9x and valuation multiples for the other cash-generating units.
The key judgments, estimates and assumptions used in the discounted free cash flow calculations are generally as follows
:

•
In the first three years of the model, free cash flows are based on AB InBev’s strategic plan as approved by key management. AB InBev’s strategic plan is prepared per cash-generating unit and is based on external sources in respect of macro-economic assumptions, industry, inflation and foreign exchange rates, past experience and identified initiatives in terms of market share, revenue, variable and fixed cost, capital expenditure and working capital assumptions;

1	The 2018 presentation has been restated following the change in cash-generating units effective as of 1 January 2019.
2	The balance attributable to the Rest of Asia Pacific CGU as at 31 December 2018 includes the Australia operations’ goodwill reclassified to assets held for sale as at 31 December 2019.

•
For the subsequent seven years of the model, data from the strategic plan is extrapolated generally using simplified assumptions such as macro-economic and industry assumptions, variable cost per hectoliter and fixed cost linked to inflation, as obtained from external sources;

•
Cash flows after the first
ten-year
period are extrapolated generally using expected annual long-term GDP growth rates, based on external sources, in order to calculate the terminal value, considering sensitivities on this metric;

•	Projections are discounted at the unit’s weighted average cost of capital (WACC), considering sensitivities on this metric;

•	Cost to sell is assumed to reach 2% of the entity value based on historical precedents.
For the main cash generating units, the terminal growth rate applied generally ranged between 3% and 5%.
For the cash generating units subject to a discounted free cash flow approach, the WACC applied in US dollar nominal terms were as follows:

Cash-generating unit	2019	2018
Colombia	6%	7%
Rest of Middle Americas	9%	9%
South Africa	7%	8%
Rest of Africa	10%	11%
In the sensitivity analysis performed by management, an adverse change of 1% in WACC would not cause a cash-generating unit’s carrying amount to exceed its recoverable amount.
The above calculations are corroborated by valuation multiples, quoted share prices for publicly-traded subsidiaries or other available fair value indicators (i.e. recent market transactions from peers).